Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	1/1/12 – 1/31/12

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	February 15, 2012
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	1/1/12 – 1/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS						CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.		PAYROLL	TAX		OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$13,701.36			$42,328,441.43			$42,342,142.79		$3,637,884.57
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES									$1,033,315.22
SALE OF ASSETS
OTHER (ATTACH LIST)	$97,317.95	[1]		$8.26	[2]		$97,326.21		$45,388,311.52
TRANSFERS (FROM DIP ACCTS)
									$45,771,737.45
TOTAL RECEIPTS	$97,317.95			$8.26			$97,326.21		$92,193,364.19
DISBURSEMENTS
NET PAYROLL	$40,306.50						$40,306.50		$742,079.17
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$58,581.81			$6,000.00			$64,581.81		$1,184,298.29
SELLING
OTHER (ATTACH LIST)									$1,486,086.27
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
									$45,771,737.45
PROFESSIONAL FEES									$4,270,542.88
U.S. TRUSTEE QUARTERLY FEES	$8,450.00						$8,450.00		$50,374.01
COURT COSTS
TOTAL DISBURSEMENTS	$107,338.31			$6,000.00			$113,338.31		$53,505,118.07
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($10,020.36)			($5,991.74)			($16,012.10)		$38,688,246.12
CASH - END OF MONTH	$3,681.00			$42,322,449.69			$42,326,130.69		$42,326,130.69

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$113,338.31
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$113,338.31

[1]	Transfers from Diversified Builder Services $97,317.95
[2]	Interest received $8.26

Account	9146
Account Name	PFF Bancorp, Inc.
Reconciliation As of Date	1/31/12

Balance per Bank			$12,910.00

Deposits in Transit
Date		Amount
	Total
Outstanding Checks
Check #		Amount
1436		$8,450.00
1437		$800.00
	Total		($9,250.00)
Other (List)
ADP charge on bank not on books			$21.00
Balance per Books			$3,681.00

Account	1900
Account Name	PFF Bancorp, Inc. – FDIC QSF
Reconciliation As of Date	1/31/12

Balance per Bank	$42,322,449.69

Deposits in Transit
Date		Amount
	Total
Outstanding Checks
Check #		Amount
	Total
Other (List)
Balance per Books			$42,322,449.69

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	1/1/12 – 1/31/12

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings LLP								$1,997,643.56	$24,982.85
JH Cohn								$726,866.80	$5,472.15
Blank Rome								$1,167,570.20	$30,697.85
Richards Layton & Finger								$251,248.88	$4,778.68
Flaster Greenberg								$58,570.28	$2,711.63

Bank of America LOGO	Account Number	9146
	01 01 149 01 M0000 E#	4
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139 CLAREMONT CA 91711	Page 1 of 3
	Bankruptcy Case Number: 0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 12/31/2011 – 01/31/2012		Statement Beginning Balance	$17,739.93
Number of Deposits/Credits	3	Amount of Deposits/Credits	$154,329.40
Number of Checks	5	Amount of Checks	$137,674.31
Number of Other Debits	6	Amount of Other Debits	$21,485.02
		Statement Ending Balance	$12,910.00
Number of Enclosures	4
		Service Charge	$5.10

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/04		$96,011.45	CA BANKING CENTER DEPOSIT	20505760511267
01/09	1433	$57,011.45	Return Check Return – Check Number 1433 Effective Date is 01/06/2012	09938100004
01/17		$1,306.50	CA BANKING CENTER DEPOSIT	297105760016627

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number		Amount	Date Posted	Bank Reference
1432	$4,108.71	01/04	6692304857	1435		$57,011.45	01/18	1082127194
1433	$57,011.45	01/06	1082846033	10074	*	$18,952.42	01/17	8992296732
1434	$590.28	01/06	9892307891

Other Debits
Date Posted	Customer Reference	Amount	Description	Bank Reference
01/09		$21,354.08	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 010901A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	06013254654
01/13	1	$5.00	ACCOUNT INQUIRY	09939900038
01/19		$53.94	ADP PAYROLL FEES DES: ADP – FEES ID: 13Z8V 6330938 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	18003176105
01/25		$50.90	ADP PAYROLL FEES DES: ADP – FEES ID: 13Z8V 6330939 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	24003016884
01/30		$21.00	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 2714284VV INDN:PFF BANCORP INC CO ID:1223006057 CCD	27009583312
01/31		$0.10	FDIC ASSESSMENT

Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/30	$17,739.93	$17,739.93	01/06	$109,052.39	$13,040.94
01/04	$109,642.67	$13,631.22	01/09	$87,698.31	$81,937.63

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Bank of America LOGO	Account Number	9146
	01 01 149 01 M0000 E#	4
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139 CLAREMONT CA 91711	Page 2 of 3		FORM MOR-1b (04/07)
	Bankruptcy Case Number: 0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
01/10	$87,698.31	$87,698.31	01/20	$12,982.00	$12,903.61
01/13	$87,693.31	$87,693.31	01/23	$12,982.00	$12,982.00
01/17	$70,047.39	$68,740.89	01/25	$12,931.10	$12,931.10
01/18	$13,035.94	$11,729.44	01/30	$12,910.10	$12,910.10
01/19	$12,982.00	$11,675.50	01/31	$12,910.00	$12,910.00

Bank of America LOGO	Account Number	9146
	01 01 149 01 M0000 E#	4
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139 CLAREMONT CA 91711	Page 3 of 3	FORM MOR-1b (04/07)
	Bankruptcy Case Number: 0813127KJC

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

CTS CMES SPECIALIZED PRODS MN

CORPORATE TRUST SERVICES

MAC N9311-110 SPECIALIZED PRODUCTS

625 MARQUETTE AVE, 11TH FLOOR

MINNEAPOLIS, MN 55402-2308

PFF BANCORP FDIC QSF

ACCOUNT NUMBER 83671900

MONTHLY STATEMENT

JANUARY 1, 2012 THROUGH JANUARY 31, 2012

ACCOUNT MANAGER: DAVID BERGSTROM TELEPHONE NUMBER: 612-667-7390

FEDERAL DEPOSIT INSURANCE CORP 3501 FAIRFAX DRIVE ARLINGTON, VIRGINIA 22226 ATTN: B. AMON JAMES	ADMINISTRATOR: DAVID PICKETT TELEPHONE NUMBER: (612) 667-9099

TABLE OF CONTENTS FOR THE PERIOD ENDED JANUARY 1, 2012 THROUGH JANUARY 31, 2012	PFF BANCORP FDIC QSF ACCOUNT NUMBER 83671900

ASSET SUMMARY	PFF BANCORP FDIC QSF
AS OF JANUARY 31, 2012	ACCOUNT NUMBER 83671900

ASSET SUMMARY

INVESTMENT CATEGORY	COST VALUE	MARKET VALUE	UNREALIZED GAIN/LOSS	ACCRUED INCOME
CASH	$0.00	$0.00
CASH EQUIVALENTS	$43,322,449.69	$42,325,351.23	$2,901.54	$4.11

TOTAL INVESTMENTS	$43,322,449.69	$42,325,351.23	$2,901.54	$4.11

STATEMENT OF ASSETS	PFF BANCORP FDIC QSF
AS OF JANUARY 31, 2012	ACCOUNT NUMBER 83671900

STATEMENT OF ASSETS

PAR VALUE / SHARES	DESCRIPTION	COST VALUE / UNIT COST	MARKET VALUE / UNIT PRICE	UNREALIZED GAIN / LOSS	ACCRUED INCOME
CASH EQUIVALENTS
$20,925,000	US TREASURY BILL DTD 06/30/11 06/28/2012 CUSIP 9127953W9	$20,915,618.63 99.955	$20,918,931.75 99.971	$3,313.12	$0.00
$21,167,000	US TREASURY BILL DTD 09/22/11 03/22/2012 CUSIP 9127955E7	$21,165,929.89 99.995	$21,165,518.31 99.993	$411.58-	$0.00
$240,901.17	WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905	$240,901.17 1.000	$240,901.17 1.000	$0.00	$4.11

TOTAL CASH EQUIVALENTS		$42,322,449.69	$42,325,351.23	$2,901.54	$4.11

TOTAL INVESTMENTS		$42,322,449.69	$42,325,351.23	$2,901.54	$4.11

CASH SUMMARY	PFF BANCORP FDIC QSF
FOR THE PERIOD JANUARY 1, 2012 THROUGH JANUARY 31, 2012	ACCOUNT NUMBER 83671900

CASH SUMMARY

DESCRIPTION	PRINCIPAL CASH	INCOME CASH
BEGINNING BALANCE	$8.05-	$8.05

RECEIPTS

NET INTEREST COLLECTED	$0.00	$4.19
CASH MANAGEMENT SALES	$6,000.00	$0.00

TOTAL CASH RECEIPTS	$6,000.00	$4.19

DISBURSEMENTS

INVESTMENT MANAGEMENT EXPENSES	$6,000.00-	$0.00
CASH MANAGEMENT PURCHASES	$4.19-	$0.00

TOTAL CASH DISBURSEMENTS	$6,004.19-	$0.00

ENDING BALANCE	$12.24-	$12.24

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD JANUARY 1, 2012 THROUGH JANUARY 31, 2012	ACCOUNT NUMBER 83671900

STATEMENT OF TRANSACTIONS

DATE	PAR VALUE / SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH	COST VALUE	REALIZED GAIN/LOSS
		BEGINNING BALANCE	$8.05-	$8.05	$42,328,445.50

01/03/12		INTEREST RECEIVED WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 INTEREST FROM 12/1/11 TO 12/31/11		$4.19
01/10/12		TRUSTEE FEE PAID TO WELLS FARGO FEES WF CTS FEES & EXPENSES – INVOICE #807496	$6,000.00-
01/31/12	$4.19	CASH SWEEP PURCHASES FOR STMT PERIOD WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 1 TRANSACTION	$4.19-		$4.19
01/31/12	$6,000.00-	CASH SWEEP PURCHASES FOR STMT PERIOD WEB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 1 TRANSACTION	$6,000.00		$6,000.00-
		ENDING BALANCE	$12.24-	$12.24	$42,322,449.69

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD JANUARY 1, 2012 THROUGH JANUARY 31, 2012	ACCOUNT NUMBER 83671900

STATEMENT OF TRANSACTIONS

DATE	PAR VALUE / SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH
01/03/12	$4.19	PURCHASED WFB MONEY MARKET DEPOSIT ACCOUNT	$4.19-
01/10/10	$6,000.00	SOLD WFB MONEY MARKET DEPOSIT ACCOUNT	$6,000.00
WFB MONEY MARKET DEPOSIT ACCOUNT
		TOTAL PURCHASES/DEPOSITS	$4.19-	$0.00
		TOTAL SALES/WITHDRAWALS	$6,000.00	$0.00

PFF Bancorp, Inc.

Transaction Detail by Account

January 2012

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	01/02/2012	Journal Entry	612			-SPLIT-	-590.28	-590.28
	01/02/2012	Journal Entry	614			-SPLIT-	-57,011.45	-57,601.73
	01/02/2012	Journal Entry	611			-SPLIT-	96,011.45	38,409.72
	01/03/2012	Journal Entry	615			-SPLIT-	-70.14	38,339.58
	01/05/2012	Journal Entry	617			-SPLIT-	-40,360.44	-2,020.86
	01/06/2012	Journal Entry	621			-SPLIT-	1,306.50	-714.36
	01/06/2012	Journal Entry	619			-SPLIT-	-50.90	-765.26
	01/27/2012	Journal Entry	631			-SPLIT-	-800.00	-1,565.26
	01/27/2012	Journal Entry	630			-SPLIT-	-8,450.00	-10,015.26
	01/31/2012	Journal Entry	635			-SPLIT-	-5.10	-10,020.36

Total for B of A Checking							-10,020.36
PFF Bancorp FDIC QSF
	01/03/2012	Journal Entry	637			-SPLIT-	4.07	4.07
	01/31/2012	Journal Entry	638			-SPLIT-	-6,000.00	-5,995.93
	01/31/2012	Journal Entry	639			-SPLIT-	4.19	-5,991.74

Total for PFF Bancorp FDIC QSF							-5,991.74
Post Petition Unpaid - BR
	01/17/2012	Journal Entry	629			-SPLIT-	82,345.68	82,345.68
	01/31/2012	Journal Entry	641			-SPLIT-	134,688.62	217,034.30

Total for Post Petition Unpaid - BR							217,034.30
Post Petition Unpaid - JH C
	01/17/2012	Journal Entry	627			-SPLIT-	18,344.38	18,344.38

Total for Post Petition Unpaid - JH C							18,344.38
Post Petition Unpaid - KCC
	01/27/2012	Journal Entry	633			-SPLIT-	3,229.50	3,229.50

Total for Post Petition Unpaid - KCC							3,229.50
Post Petition Unpaid - McCarthy
	01/02/2012	Journal Entry	612			-SPLIT-	-590.28	-590.28
	01/05/2012	Journal Entry	617			-SPLIT-	-37,000.00	-37,590.28
	01/13/2012	Journal Entry	624			-SPLIT-	5,936.53	-31,653.75
	01/27/2012	Journal Entry	632			-SPLIT-	5,318.81	-26,334.94

Total for Post Petition Unpaid - McCarthy							-26,334.94
Post Petition Unpaid - MOGR
	01/31/2012	Journal Entry	643			-SPLIT-	27,535.84	27,535.84

Total for Post Petition Unpaid - MOGR							27,535.84
Post Petition Unpaid - PH
	01/10/2012	Journal Entry	623			-SPLIT-	121,605.40	121,605.40

Total for Post Petition Unpaid - PH							121,605.40
Post Petition Unpaid - Pure Comp

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
	01/13/2012	Journal Entry	625			-SPLIT-	1,291.00	1,291.00

Total for Post Petition Unpaid - Pure Comp							1,291.00
Post Petition Unpaid - RLF
	01/06/2012	Journal Entry	620			-SPLIT-	22,732.33	22,732.33
	01/10/2012	Journal Entry	622			-SPLIT-	-3,000.00	19,732.33
	01/31/2012	Journal Entry	640			-SPLIT-	19,828.62	39,560.95

Total for Post Petition Unpaid - RLF							39,560.95
Post Petition Unpaid - Talbott
	01/02/2012	Journal Entry	614			-SPLIT-	-57,011.95	-57,011.95
	01/14/2012	Journal Entry	626			-SPLIT-	8,423.13	-48,588.82
	01/28/2012	Journal Entry	636			-SPLIT-	5,577.94	-43,010.88

Total for Post Petition Unpaid - Talbott							-43,010.88
Post Petition Due To DBS
	01/02/2012	Journal Entry	611			-SPLIT-	96,011.45	96,011.45
	01/06/2012	Journal Entry	621			-SPLIT-	1,306.50	97,317.95

Total for Post Petition Due To DBS							97,317.95
Interest Income
	01/03/2012	Journal Entry	637			-SPLIT-	4.07	4.07
	01/31/2012	Journal Entry	639			-SPLIT-	4.19	8.26

Total for Interest Income							8.26
Bank Charges
	01/03/2012	Journal Entry	615			-SPLIT-	70.14	70.14
	01/31/2012	Journal Entry	638			-SPLIT-	6,000.00	6,070.14
	01/31/2012	Journal Entry	635			-SPLIT-	5.10	6,075.24

Total for Bank Charges							6,075.24
Contractor - Talbott
	01/02/2012	Journal Entry	614			-SPLIT-	-0.50	-0.50
	01/14/2012	Journal Entry	626			-SPLIT-	8,062.50	8,062.00
	01/28/2012	Journal Entry	636			-SPLIT-	5,500.00	13,562.00

Total for Contractor - Talbott							13,562.00
Contractor - Talbott - Expenses
	01/14/2012	Journal Entry	626			-SPLIT-	360.63	360.63
	01/28/2012	Journal Entry	636			-SPLIT-	77.94	438.57

Total for Contractor - Talbott - Expenses							438.57
Kurtzman Carson
	01/27/2012	Journal Entry	633			-SPLIT-	3,229.50	3,229.50

Total for Kurtzman Carson							3,229.50
Legal & Professional Fees
	01/27/2012	Journal Entry	631			-SPLIT-	800.00	800.00

Total for Legal & Professional Fees							800.00
Office Expenses
	01/05/2012	Journal Entry	617			-SPLIT-	53.94	53.94
	01/06/2012	Journal Entry	619			-SPLIT-	50.90	104.84
	01/13/2012	Journal Entry	625			-SPLIT-	1,291.00	1,395.84

Total for Office Expenses							1,395.84
Payroll

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
	01/05/2012	Journal Entry	617			-SPLIT-	3,306.50	3,306.50
	01/13/2012	Journal Entry	624			-SPLIT-	5,875.00	9,181.50
	01/27/2012	Journal Entry	632			-SPLIT-	5,250.00	14,431.50

Total for Payroll							14,431.50
Post Petition Accrued Exp - Blank Rome
	01/17/2012	Journal Entry	629			-SPLIT-	82,345.68	82,345.68
	01/31/2012	Journal Entry	641			-SPLIT-	134,688.62	217,034.30

Total for Post Petition Accrued Exp - Blank Rome							217,034.30
Post Petition Accrued Exp - JH C
	01/17/2012	Journal Entry	627			-SPLIT-	18,344.38	18,344.38

Total for Post Petition Accrued Exp - JH C							18,344.38
Post Petition Accrued Exp - MOGR
	01/31/2012	Journal Entry	643			-SPLIT-	27,535.84	27,535.84

Total for Post Petition Accrued Exp - MOGR							27,535.84
Post Petition Accrued Exp - PH
	01/10/2012	Journal Entry	623			-SPLIT-	121,605.40	121,605.40

Total for Post Petition Accrued Exp - PH							121,605.40
Post Petition Accrued Exp - RLF
	01/06/2012	Journal Entry	620			-SPLIT-	22,732.33	22,732.33
	01/10/2012	Journal Entry	622			-SPLIT-	-3,000.00	19,732.33
	01/31/2012	Journal Entry	640			-SPLIT-	19,828.62	39,560.95

Total for Post Petition Accrued Exp - RLF							39,560.95
Postage
	01/13/2012	Journal Entry	624			-SPLIT-	33.78	33.78
	01/27/2012	Journal Entry	632			-SPLIT-	17.81	51.59

Total for Postage							51.59
Travel
	01/13/2012	Journal Entry	624			-SPLIT-	27.75	27.75
	01/27/2012	Journal Entry	632			-SPLIT-	51.00	78.75

Total for Travel							78.75
US Trustee
	01/27/2012	Journal Entry	630			-SPLIT-	8,450.00	8,450.00

Total for US Trustee							8,450.00

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/02/2012

Account	Debit	Credit
B of A Checking	$96,011.45
Post Petition Due to DBS		$96,011.45

Totals	$96,011.45	$96,011.45

Memo: Record Intercompany Transfer

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/02/2012

Account	Debit	Credit
Post Petition Unpaid – McCarthy	$590.28
B of A Checking		$590.28

Totals	$590.28	$590.28

Memo: Pay Post Petition Debts

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/02/2012

Account	Debit	Credit
Post Petition Unpaid – Talbott	$57,011.95
Contractor – Talbott		$0.50
B of A Checking		$57,011.45

Totals	$57,011.45	$57,011.45

Memo: Pay Post Petition Debts

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/03/2011

Account	Debit	Credit
Bank Charges	$70.14
B of A Checking		$70.14

Totals	$70.14	$70.14

Memo: B of A – Dec

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/05/2012

Account	Debit	Credit
Post Petition Unpaid – McCarthy	$37,000.00
Payroll	$3,306.50
Office Expenses	$53.94
B of A Checking		$40,360.44

Totals
	$40,360.44	$40,360.44

Memo: Accrued Payroll 9/24/11 – 12/30/11

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/06/2012

Account	Debit	Credit
B of A Checking	$1,306.50
Post Petition due to DBS		$1,306.50

Totals	$1,306.50	$1,306.50

Memo: Record intercompany transfer to pay post petition debts

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/06/2012

Account	Debit	Credit
Office Expenses	$50.90
B of A Checking		$50.90

Totals	$50.90	$50.90

Memo: W-2 Service Charge

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/27/2012

Account	Debit	Credit
Legal & Professional Fees	$800.00
B of A Checking		$800.00

Totals	$800.00	$800.00

Memo: Green Point – 2011 1099 Prep

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/27/2012

Account	Debit	Credit
US Trustee	$8,450.00
B of A Checking		$8,450.00

Totals	$8,450.00	$8,450.00

Memo: Q4’ 11 + Adjustments by UST

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$5.10
B of A Checking		$5.10

Totals	$5.10	$5.10

Memo: B of A – Jan

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/03/2012

Account	Debit	Credit
PFF Bancorp FDIC QSF	$4.07
Interest Income		$4.07

Totals	$4.07	$4.07

Memo: Interest Received

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$6,000.00
PFF Bancorp FDIC QSF		$6,000.00

Totals	$6,000.00	$6,000.00

Memo: Fees to Wells Fargo

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
PFF Bancorp FDIC QSF	$4.19
Interest Income		$4.19

Totals	$4.19	$4.19

Memo: Interest earned

PFF Bancorp, Inc.

Profit & Loss

January 2012

	Total
Income
Interest Income		8.26

Total Income		$8.26
Expenses
Bank Charges		6,075.24
Contractor - Talbott		13,562.00
Contractor - Talbott - Expenses		438.57
Kurtzman Carson		3,229.50
Legal & Professional Fees		800.00
Office Expenses		1,395.84
Payroll		14,431.50
Post Petition Accrued Exp - Blank Rome		217,034.30
Post Petition Accrued Exp - JH C		18,344.38
Post Petition Accrued Exp - MOGR		27,535.84
Post Petition Accrued Exp - PH		121,605.40
Post Petition Accrued Exp - RLF		39,560.95
Postage		51.59
Travel		78.75
US Trustee		8,450.00

Total Expenses		$472,593.86

Net Operating Income	-$	472,585.60

Net Income	-$	472,585.60

PFF Bancorp, Inc.

Profit & Loss

December 5, 2008 – January 31, 2012

	Total
Income
Interest Income		33,327.46
Lafferty Ch 7 Settlement		2,870.00
Refunds-Allowances		17,200.00
Settlement Funds Received		157,912.20
Workers Comp Experience Refund		10,563.00

Total Income		$221,872.66
Expenses
Accrued Expenses		0.00
Bank Charges		13,969.02
Bank Charges - Tax A/C’s		-2,549.28
Blank Rome - Expenses		30,697.85
Blank Rome - Fees		1,167,570.20
Commissions & Fees		0.00
Contractor - Talbott		765,618.25
Contractor - Talbott - Expenses		10,420.89
Flaster Greenberg - Expenses		2,711.63
Flaster Greenberg Fees		58,570.28
Interest Expense		0.99
JH Cohn - Expenses		5,472.15
JH Cohn - Fees		726,866.80
Kurtzman Carson		276,097.21
Legal & Professional Fees		298,902.77
Office Expenses		67,212.51
Payroll		753,204.17
PHJW Expenses		24,982.85
PHJW Fees		1,997,643.56
Post Petit Prof - Pending		0.00
Post Petition Accrued Exp - Blank Rome		217,034.30
Post Petition Accrued Exp - JH C		58,346.54
Post Petition Accrued Exp - MOGR		27,535.84
Post Petition Accrued Exp - PH		151,361.41
Post Petition Accrued Exp - RLF		165,663.61
Postage		3,593.59
Progressive Reimb		-202,416.95
RLF - Fees		251,248.88
RLF Expenses		4,778.68
Supplies		383.11
Taxes & Licenses		15,653.23
Travel		17,749.75
US Trustee		50,374.01

Total Expenses		$6,958,697.85

Net Operating Income	-$	6,736,825.19
Other Income

	Total
Funds Disb to Bancorp From Tax A/C		1,000,000.00
Other Income		125,750.46

Total Other Income		$1,125,750.46
Other Expenses
Charge Off Invest in PFF B&T		142,517,693.00
Miscellaneous		2,000.20

Total Other Expenses		$142,519,693.20

Net Other Income	-$	141,393,942.74

Net Income	-$	148,130,767.93

PFF Bancorp, Inc.

Balance Sheet

As of January 31, 2012

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	3,681.00
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Money Market -Tax Refund	0.00
Paine Webber Business Svcs.	0.00
PFF Bancorp FDIC QSF	42,322,449.69
Trust Inv A/C	0.00
Wells Fargo Tax Escrow	0.00

Total Bank Accounts	$44,026,130.69
Other Current Assets
Prepaid - Moffett	4,060.00

Total Other Current Assets	$4,060.00

Total Current Assets	$44,030,190.69
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs - JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss - DBS	16,886,374.00
Net Income/Loss - GIA	730,807.00
Net Income/Loss - PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00

Total
Prepaid Expenses	33,000.00
Prepaid OTS Assessment	6,357.00
Progressive - Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds - HTM	0.00
US Treasury Bonds - UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$55,050,250.63

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Post Petition Debts	0.00
Post Petition Unpaid - BR	217,034.30
Post Petition Unpaid - JH C	58,346.54
Post Petition Unpaid - KCC	22,981.80
Post Petition Unpaid - McCarthy	11,255.34
Post Petition Unpaid - MOGR	27,535.84
Post Petition Unpaid - PH	151,361.41
Post Petition Unpaid - Pure Comp	6,961.90
Post Petition Unpaid - RLF	165,663.61
Post Petition Unpaid - Talbott	14,001.07

Total Accounts Payable	$675,141.81
Other Current Liabilities
Accrued Expenses Payable	0.00
Due to FDIC - Taxes	0.00
Post Petition Due To DBS	97,317.95
Suspense - NOL Carryback	42,332,157.45

Total Other Current Liabilities	$42,429,475.40

Total Current Liabilities	$43,104,617.21
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable - JR SUB Debt	2,743,922.00
Interest Payable - M&I	-106,985.00
Interest Payable - Other Notes	-304,034.00

	Total
Interest Payable - Secured Borrowings		80,821.00
Interest Payable - Swap Fixed		452,506.00
Interest Payable - Swap Variable		-364,583.00
JR SUB Debt I		30,928,000.00
JR SUB Debt II		25,774,000.00
JR SUB Debt III		30,928,000.00
JR SUB Debt MTM		779,740.00
Notes Payable - DBS		-19,280,093.00
Notes Payable M&I		44,000,000.00
Other Accrued Liabilities		2,806,000.00
Secured Borrowings		486,849.00

Total Long Term Liabilities		$117,430,056.00

Total Liabilities		$160,534,673.21
Equity
APIC Equity Incentive Plan		5,565,899.00
APIC ESOP		28,709,074.00
APIC Preferred Stock		6,990,000.00
APIC Retained Earnings		-53,645,740.00
APIC SERP		-377,518.00
APIC Stock Options Granted		24,901,591.00
APIC Treasury		-113,220,689.00
APIC Valuation Def Tax		10,376.00
Common Stock		224,811.00
Common Stock Aquired		-86,371.00
Common Stock Dist Def Comp		1,389,015.00
Common Stock Dist SERP		641,438.00
Dividends		81,713,632.00
ISO Stock Options FAS 123R		326,562.00
NQ Stock Options FAS 123R		700,675.00
Opening Balance Equity		-163,427,263.00
Other Comprehensive Earnings		-2,152,951.00
Paid-In Capital or Surplus		224,451,453.00
Preferred Stock		10,000.00
Retained Earnings		-147,617,142.57
Net Income		-591,274.01

Total Equity	-$	105,484,422.58

TOTAL LIABILITIES AND EQUITY		$55,050,250.63

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	1/1/12 – 1/31/12

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$42,958.25		$3,229.50	$6,302.78	$19,120.42	$71,610.95
Wages Payable	$11,125.00					$11,125.00
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees			$19,828.62	$163,967.43	$408,609.81	$592,405.86
Amounts Due to Insiders*
Other: Contractor
Other:
Total Postpetition Debts	$54,083.25		$23,058.12	$170,270.21	$427,730.23	$675,141.81

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Amounts will be paid upon release of tax refund monies held in suspense pending authorization from FDIC.

*“Insider” is defined in 11 U.S.C. Section 101(31).

Post Petition Debts

Firm	Description	Requested	Authorized	Expenses	Total Due
Paul Hastings	4/1/11 - 6/30/11	$21,287.00	$17,029.60	$276.61	$17,306.21
	7/1/11 - 7/31/11	$15,560.00	$12,448.00	$1.80	$12,449.80
	8/1/11 - 11/30/11	$151,524.50	$121,219.60	$385.80	$121,605.40
RLF	4/1/11 - 4/30/11	$19,180.50	$15,344.40	$200.02	$15,544.42
	5/1/11 - 5/31/11	$17,422.50	$13,938.00	$188.19	$14,126.19
	6/1/11 - 6/30/11	$17,975.00	$14,380.00	$338.81	$14,718.81
	7/1/11 - 7/31/11	$23,334.00	$18,667.20	$265.48	$18,932.68
	8/1/11 - 8/31/11	$20,128.49	$15,916.80	$232.49	$16,149.29
	9/1/11 - 9/30/11	$31,607.00	$25,285.50	$158.28	$25,443.78
	10/1/11 - 10/31/11	$22,550.00	$18,040.00	$147.49	$18,187.49
	11/1/11 - 11/30/11	$28,090.50	$22,472.40	$259.93	$22,732.33
	12/1/11 - 12/31/11	$24,646.00	$19,716.80	$111.82	$19,828.62
JH Cohn	4/1/11 - 4/30/11	$19,588.00	$15,670.40	$11.52	$15,681.92
	5/1/11 - 5/31/11	$14,013.00	$11,210.40	$15.60	$11,226.00
	6/1/11 - 6/30/11	$6,134.00	$4,907.20	$0.00	$4,907.20
	7/1/11 - 7/31/11	$10,223.00	$8,178.40	$8.64	$8,187.04
	8/1/11 - 8/31/11	$3,445.00	$2,756.00	$14.76	$2,770.76
	9/1/11 - 9/30/11	$8,132.00	$6,505.60	$8.90	$6,514.50
	10/1/11 - 10/31/11	$7,739.00	$6,191.20	$9.52	$6,200.72
	11/1/11 - 11/30/11	$3,573.00	$2,858.40	$0.00	$2,858.40
Blank Rome	4/1/11 - 7/31/11	$165,826.00	$132,660.80	$2,027.82	$134,688.62
	8/1/11 - 9/30/11	$40,467.00	$32,373.60	$313.30	$32,686.90
	10/1/11 - 10/31/11	$40,523.00	$32,418.40	$469.08	$32,887.48
	11/1/11 - 11/30/11	$20,779.50	$16,623.60	$147.70	$16,771.30
Kurtzman Carson	9/1/11 - 9/30/11	NA	$7,922.00	$3,390.11	$11,312.11
	10/1/11 - 10/31/11	NA	$3,452.00	$759.01	$4,211.01
	11/1/11 - 11/30/11	NA	$2,823.00	$1,406.18	$4,229.18
	12/1/11 - 12/31/11	NA	$2,384.50	$845.00	$3,229.50
RR Donnelley	10/4/2011	NA	$2,123.10	$0.00	$2,123.10
	10/31/2011	NA	$1,474.20	$0.00	$1,474.20
	12/2/2011	NA	$1,247.40	$0.00	$1,247.40
	12/2/2011	NA	$826.20	$0.00	$826.20
	1/23/2012	NA	$1,291.00	$0.00	$1,291.00

Post Petition Debts

Firm	Description	Requested	Authorized	Expenses	Total Due
Moffett & Grigorian	6/30/11 - 1/31/12	NA			$27,535.84
McCarthy	12/31/11 - 1/13/12	NA	$5,875.00	$61.53	$5,936.53
	1/14/12 - 1/27/12	NA	$5,250.00	$68.81	$5,318.81
Talbott	1/1/12 - 1/14/12	NA	$8,062.50	$360.63	$8,423.13
	1/15/12 - 1/28/12	NA	$5,500.00	$77.94	$5,577.94
Total					$675,141.81

In re PFF Bancorp, Inc.	08-13127
Debtor	1/1/12 – 1/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re	Glencrest Investment Advisors, Inc.	Case No.	08-13128
		Reporting Period:	1/1/12 - 1/31/12

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	February 15, 2012
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Glencrest Investment Advisors, Inc.	Case No.	08-13128
		Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$93,072.83					$93,072.83		$31,278.00
CASH SALES								$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)	1,087.83	[1]				$1,087.83		$66,470.29
TRANSFERS (FROM DIP ACCTS)								$196,027.42
TOTAL RECEIPTS	$1,087.83					$1,087.83		$296,290.73
NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$551.44					$551.44		$71,860.26
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00					$325.00		$5,850.00
COURT COSTS
TOTAL DISBURSEMENTS	$876.44					$876.44		$234,284.51
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$211.39					$211.39		$62,006.22
CASH - END OF MONTH	$93,284.22					$93,284.22		$93,284.22

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$211.39
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$211.39

[1]	CA Financial Partners – November & December 2011 $1,087.83

Account	9162
Account Name	Glencrest Investment Advisors, Inc.
Reconciliation As of Date	1/31/12

Balance per Bank				$93,609.22
Deposits in Transit
Date		Amount
	Total
Outstanding Checks
Check # 1152		Amount	$325.00
	Total			($325.00)
Other (List)
Balance per Books				$93,284.22

In re Glencrest Investment Advisors, Inc.	Case No.	08-13128
	Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	9162
	01 01 149 01 M0000 E#	2
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 12/31/2011 – 01/31/2012		Statement Beginning Balance	$93,622.11
Number of Deposits/Credits	1	Amount of Deposits/Credits	$1,087.83
Number of Checks	2	Amount of Checks	$1,100.00
Number of Other Debits	1	Amount of Other Debits	$0.72
		Statement Ending Balance	$93,609.22
Number of Enclosures	2
		Service Charge	$0.72

Deposits and Credits
Date Posted	Customer Reference	Amount	Description	Bank Reference
01/12		$1,087.83	CA BANKING CENTER DEPOSIT	299705560703934

Withdrawals and Debits
Checks
Check Number	Amount	Date Posted	Bank Reference	Check Number		Amount	Date Posted	Bank Reference
1151	$550.00	01/03	6192103285	1153	*	$550.00	01/30	7092316299

Other Debits
Date Posted	Customer Reference	Amount	Description	Bank Reference
01/31		$0.72	FDIC ASSESSMENT

Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/30	$93,622.11	$93,622.11	01/19	$94,159.94	$94,159.94
01/03	$93,072.11	$93,072.11	01/30	$93,609.94	$93,609.94
01/12	$94,159.94	$93,072.11	01/31	$93,609.22	$93,609.22
01/18	$94,159.94	$94,094.68

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

	Account Number	9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	2
BANK OF AMERICA, N.A.	Last Statement:	12/30/2011
DALLAS, TEXAS 75283-2406	This Statement:	01/31/2012
	Customer Service
	1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

	Page 2 of 2

	Bankruptcy Case Number: 0813128

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.

Transaction Detail by Account

January 2012

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	01/03/2012	Journal Entry	294			-SPLIT-	-0.72	-0.72
	01/10/2012	Journal Entry	295			-SPLIT-	1,087.83	1,087.11
	01/21/2012	Journal Entry	296			-SPLIT-	-550.00	537.11
	01/27/2012	Journal Entry	297			-SPLIT-	-325.00	212.11
	01/31/2012	Journal Entry	299			-SPLIT-	-0.72	211.39

Total for B of A Checking							211.39
CA Financial Ptnr Income
	01/10/2012	Journal Entry	295			-SPLIT-	1,087.83	1,087.83

Total for CA Financial Ptnr Income							1,087.83
Bank Charges
	01/03/2012	Journal Entry	294			-SPLIT-	0.72	0.72
	01/31/2012	Journal Entry	299			-SPLIT-	0.72	1.44

Total for Bank Charges							1.44
Reliable Self Storage
	01/21/2012	Journal Entry	296			-SPLIT-	550.00	550.00

Total for Reliable Self Storage							550.00
US Trustee
	01/27/2012	Journal Entry	297			-SPLIT-	325.00	325.00

Total for US Trustee							325.00

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/03/2012

Account	Debit	Credit
Bank Charges	$0.72
B of A Checking		$0.72

Totals	$0.72	$0.72

Memo: B of A – Dec

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/10/2012

Account	Debit	Credit
B of A Checking	$1,087.83
CA Financial Ptnr Income		$1,087.83

Totals	$1,087.83	$1,087.83

Memo: Nov & Dec ’11 (33 & 34 of 48)

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/21/2012

Account	Debit	Credit
Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00

Memo: Feb ‘12

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/27/2012

Account	Debit	Credit
US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00

Memo: Q4 ‘11

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$0.72
B of A Checking		$0.72

Totals	$0.72	$0.72

Memo: B of A – Jan

Glencrest Investment Advisors, Inc.

Profit & Loss

January 2012

Total
Income
CA Financial Ptnr Income	1,087.83

Total Income	$1,087.83
Expenses
Bank Charges	1.44
Reliable Self Storage	550.00
US Trustee	325.00

Total Expenses	$876.44

Net Operating Income	$211.39

Net Income	$211.39

Glencrest Investment Advisors, Inc.

Profit & Loss

December 5, 2008 – January 31, 2012

	Total
Income
Ameritrade Close Out		22,111.54
CA Financial Ptnr Income		18,099.44
Fees Billed		3,723.54
Misc Asset Sales - Claremont		30,277.00
Rental Income Palm Desert		27,573.93
Sublease - PFF		6,279.10
Trailer Income		3,263.56

Total Income		$111,328.11
Expenses
Bank Charges		620.80
Computek I.T.		1,275.00
I 365 Data Storage		20,751.64
Janitorial - Claremont		1,720.00
Janitorial - Palm Desert		560.00
Legal & Professional Fees		-7,097.45
Office Expenses		4,028.35
Other General and Admin Expenses		4,141.78
Payroll Expenses		27,603.90
Reliable Self Storage		17,587.74
Rent - Claremont		93,547.58
Rent - Palm Desert		32,194.67
Supplies		-233.34
Taxes & Licenses		2,480.41
US Trustee		5,850.00
Utilities		2,500.98
Utilities - Gas Co		939.56
Utilities - Phone and Data		13,180.03
Utilities - SCE		7,260.65
Utilities - Siemens		848.52
Utilities - Water		15.14

Total Expenses		$229,775.96

Net Operating Income	-$	118,447.85
Other Income
Other Income		12,419.88

Total Other Income		$12,419.88
Other Expenses
Miscellaneous		54.11

Total Other Expenses		$54.11

Net Other Income		$12,365.77

Net Income	-$	106,082.08

Glencrest Investment Advisors, Inc.

Balance Sheet

As of January 31, 2012

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	93,284.22
PFF Checking	0.00
Prepaid Rent - Claremont	0.00

Total Bank Accounts	$93,284.22

Total Current Assets	$93,284.22
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid - Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM - Claremont	0.00
Prepaid Rent - Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$725,056.22

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00

Total
Equity
APIC	6,870,597.00
APIC - Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	2,428.32
Net Income	176.90

Total Equity	$666,218.22

TOTAL LIABILITIES AND EQUITY	$725,056.22

In re	Glencrest Investment Advisors, Inc.	Case No.	08-13128
		Reporting Period:	1/1/12 – 1/31/12

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.	08-13128
Debtor	1/1/12 – 1/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	1/1/12 - 1/31/12

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	February 15, 2012
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$91,196.37				$91,196.37		$44,046.24
RECEIPTS
CASH SALES							$51,132.26
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS							$51,439.48
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$1.40				$1.40		$390.75
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$4,225.00
COURT COSTS
TOTAL DISBURSEMENTS	$326.40				$326.40		$4,615.75
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($326.40)				($326.40)		$46,823.73
CASH - END OF MONTH	$90,869.97				$90,869.97		$90,869.97

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$326.40
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$326.40

Account	8202
Account Name	Glencrest Insurance Services, Inc.
Reconciliation As of Date	1/31/12

Balance per Bank			$91,194.97

Deposits in Transit
Date		Amount
	Total
Outstanding Checks
Check # 1015		Amount $325.00
	Total		($325.00)
Other (List)

Balance per Books			$90,869.97

In re Glencrest Insurance Services, Inc.	Case No.	08-13131
	Reporting Period:	1/1/12 -1/31/12

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	8202
	01 01 149 01 M0000 E#	0
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
	Bankruptcy Case Number: 0813131

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 12/31/2011 – 01/31/2012		Statement Beginning Balance	$91,195.67
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$0.70
		Statement Ending Balance	$91,194.97
Number of Enclosures	0
		Service Charge	$0.70

Withdrawals and Debits
Other Debits
Date Posted	Customer Reference	Amount	Description	Bank Reference
01/31		$0.70	FDIC ASSESSMENT

	Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/30	$91,195.67	$90,940.42	01/05	$91,195.67	$91,195.67
01/04	$91,195.67	$91,180.37	01/31	$91,194.97	$91,194.97

	Account Number	8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	0
BANK OF AMERICA, N.A.	Last Statement:	12/30/2011
DALLAS, TEXAS 75283-2406	This Statement:	01/31/2012
	Customer Service
	1-800-342-7722

GLENCREST INSURANCE SERVICES, INC.
	Page 2 of 2
	Bankruptcy Case Number: 0813131

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.

Transaction Detail by Account

January 2012

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	01/03/2012	Journal Entry	124			-SPLIT-	-0.70	-0.70
	01/27/2012	Journal Entry	125			-SPLIT-	-325.00	-325.70
	01/31/2012	Journal Entry	126			-SPLIT-	-0.70	-326.40

Total for B of A Checking							-326.40
Bank Charges
	01/03/2012	Journal Entry	124			-SPLIT-	0.70	0.70
	01/31/2012	Journal Entry	126			-SPLIT-	0.70	1.40

Total for Bank Charges							1.40
US Trustee
	01/27/2012	Journal Entry	125			-SPLIT-	325.00	325.00

Total for US Trustee							325.00

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/03/2012

Account	Debit	Credit
Bank Charges	$0.70
B of A Checking		$0.70

Totals	$0.70	$0.70

Memo: B of A – Dec

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/27/2012

Account	Debit	Credit
US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00

Memo: Q4 ‘11

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$0.70
B of A Checking		$0.70

Totals	$0.70	$0.70

Memo: B of A – Jan

Glencrest Insurance Services, Inc.

Profit & Loss

January 2012

	Total
Income
Total Income
Expenses
Bank Charges		1.40
US Trustee		325.00

Total Expenses		$326.40

Net Operating Income	-$	326.40

Net Income	-$	326.40

Glencrest Insurance Services, Inc.

Profit & Loss

December 5, 2008 – January 31, 2012

Total
Income
Fees Billed	51,132.26

Total Income	$51,132.26
Expenses
Bank Charges	390.75
Taxes & Licenses	0.00
US Trustee	4,225.00

Total Expenses	$4,615.75

Net Operating Income	$46,516.51
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$46,823.73

Glencrest Insurance Services, Inc.

Balance Sheet

As of January 31, 2012

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	90,869.97
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$90,869.97

Total Current Assets	$90,869.97
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,264.97

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC - R/E Dividends Paid	-5,440,000.00
APIC - Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	46,895.58
Net Income	-71.85

Total Equity	$107,392.97

TOTAL LIABILITIES AND EQUITY	$143,264.97

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	1/1/12 - 1/31/12

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.	08-13131
Debtor	12/1-1/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re	Diversified Builder Services, Inc.	Case No.	08-13129
		Reporting Period:	1/1/12 - 1/31/12

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	February 15, 2012
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Diversified Builder Services, Inc.	Case No.	08-13129
		Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,834,945.98				$1,834,945.98		$1,186,035.00
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$350,000.00
OTHER (ATTACH LIST)							$333,082.20
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS							$683,082.20
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$27.51				$27.51		$30,199.39
SELLING
OTHER (ATTACH LIST)
TRANSFER TO BANCORP	$97,317.95				$97,317.95		$97,317.95
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$650.00				$650.00		$4,550.00
COURT COSTS
TOTAL DISBURSEMENTS	$97,995.46				$97,995.46		$132,166.68
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($97,995.46)				($97,995.46)		$550,915.52
CASH - END OF MONTH	$1,736,950.52				$1,736,950.52		$1,736,950.52

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$97,995.46
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$97,317.95
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$677.51

Account 9188

Account Name Diversified Builder Services, Inc.

Reconciliation As of Date 1/31/12

Balance per Bank				$1,737,600.52

Deposits in Transit Date		Amount
	Total
Outstanding Checks
Check # 1028		Amount	$650.00
	Total			($650.00)
Other (List)

Balance per Books				$1,736,950.52

In re Diversified Builder Services, Inc.	Case No.	08-13129
	Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
	01 01 149 01 M0000 E#	2
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
Customer Service
1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 12/31/2011 – 01/31/2012		Statement Beginning Balance	$1,834,931.85
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	2	Amount of Checks	$97,317.95
Number of Other Debits	1	Amount of Other Debits	$13.38
		Statement Ending Balance	$1,737,600.52
Number of Enclosures	2
		Service Charge	$13.38

Deposits and Credits
Withdrawals and Debits
Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1018	$96,011.45	01/04	6692770010	1019	$1,306.50	01/18	9492319335

Other Debits

Date Posted	Customer Reference	Amount	Description				Bank Reference
01/31		$13.38	FDIC ASSESSMENT

Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/30	$1,834,931.85	$1,834,931.85	01/18	$1,737,613.90	$1,737,613.90
01/04	$1,738,920.40	$1,738,920.40	01/31	$1,737,600.52	$1,737,600.52

	Account Number	9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	2
BANK OF AMERICA, N.A.	Last Statement:	12/30/2011
DALLAS, TEXAS 75283-2406	This Statement:	01/31/2012

	Customer Service
	1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
	Page 2 of 2
		Bankruptcy Case Number: 0813129

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number
*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information
*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.

Transaction Detail by Account

January 2012

	Date	Type	Num	Name	Memo/ Description	Split	Amount	Balance
B of A Checking
	01/02/2012	Journal Entry	62			-SPLIT-	-96,011.45	-96,011.45
	01/03/2012	Journal Entry	63			-SPLIT-	-14.13	-96,025.58
	01/06/2012	Journal Entry	64			-SPLIT-	-1,306.50	-97,332.08
	01/27/2012	Journal Entry	65			-SPLIT-	-650.00	-97,982.08
	01/31/2012	Journal Entry	66			-SPLIT-	-13.38	-97,995.46

Total for B of A Checking							-97,995.46
Post Petition Due From PFF Bancorp
	01/02/2012	Journal Entry	62			-SPLIT-	96,011.45	96,011.45
	01/06/2012	Journal Entry	64			-SPLIT-	1,306.50	97,317.95

Total for Post Petition Due From PFF Bancorp							97,317.95
Bank Charges
	01/03/2012	Journal Entry	63			-SPLIT-	14.13	14.13
	01/31/2012	Journal Entry	66			-SPLIT-	13.38	27.51

Total for Bank Charges							27.51
U S Trustee
	01/27/2012	Journal Entry	65			-SPLIT-	650.00	650.00

Total for U S Trustee							650.00

Journal Entry		Adjusting Journal Entry: Recent

Date: 01/02/2012

Account	Debit	Credit
Post Petition due from PFF Bancorp	$96,011.45
B of A Checking		$96,011.45

Totals	$96,011.45	$96,011.45

Memo: Record Intercompany Transfer

Journal Entry		Adjusting Journal Entry: Recent

Date: 01/03/2012

Account	Debit	Credit
Bank Charges	$14.13
B of A Checking		$14.13

Totals	$14.13	$14.13

Memo: B of A – Dec

Journal Entry		Adjusting Journal Entry: Recent

Date: 01/06/2012

Account	Debit	Credit
Post Petition due from PFF Bancorp	$1,306.50
B of A Checking		$1,306.50

Totals	$1,306.50	$1,306.50

Memo: Intercompany transfer for post petition debt payments

Journal Entry		Adjusting Journal Entry: Recent

Date: 01/27/2012

Account	Debit	Credit
US Trustee	$650.00
B of A Checking		$650.00

Totals	$650.00	$650.00

Memo: Q4 ‘11

Journal Entry		Adjusting Journal Entry: Recent

Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$13.38
B of A Checking		$13.38

Totals	$13.38	$13.38

Memo: B of A - Jan

Diversified Builder Services, Inc.

Profit & Loss

January 2012

	Total
Income
Total Income
Expenses
Bank Charges		27.51
U S Trustee		650.00

Total Expenses		$677.51

Net Operating Income	-$	677.51

Net Income	-$	677.51

Diversified Builder Services, Inc.

Profit & Loss

December 5, 2008 – January 31, 2012

	Total
Income
Lafferty Ch 7 Settlement		105,902.97
Lafferty Tax Refunds		227,179.23

Total Income		$333,082.20
Expenses
Appraisal Services		1,000.00
Bank Charges		858.00
Moffett & Grigorian Fees		28,341.39
Taxes & Licenses		0.00
U S Trustee		4,550.00

Total Expenses		$34,749.39

Net Operating Income		$298,332.81
Other Income
Other Income		-99.34

Total Other Income	-$	99.34

Net Other Income	-$	99.34

Net Income		$298,233.47

Diversified Builder Services, Inc.

Balance Sheet

As of January 31, 2012

	Total
ASSETS
Current Assets
Bank Accounts
B of A Checking		1,736,950.52
PFF Checking		0.00
PFF Checking - 10102		0.00

Total Bank Accounts		$1,736,950.52
Other Current Assets
Post Petition Due From PFF Bancorp		97,317.95

Total Other Current Assets		$97,317.95

Total Current Assets		$1,834,268.47
Other Assets
100% Loan Loss - Comm Loans - MI		-300,000.00
Accounts Receivable		288,500.00
Commercial LOC - MI		4,300,000.00
Commercial LOC Contra Asset - CLS		-1,050.00
Def Income - Comm Non Accr		-217,552.00
Partial Charge-Offs Comm. Unsecured		-2,579,081.00
Property & Equipment		7,489.00
Val Allow - FIT Deferred Taxes		1,951,021.00
Val Allow - SIT Deferred Taxes		-6,886,601.00

Total Other Assets	-$	3,437,274.00

TOTAL ASSETS	-$	1,603,005.53

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest - Notes Payable		304,034.00
DBS Insurance Payable		160.00
Deferred Fed Income Taxes		1,951,021.00
Deferred Income		288,500.00
Deferred State Inc Taxes		-6,886,601.00
Intercompany Payable		6.00
Notes Payable		19,280,093.00

Total Long Term Liabilities		$14,937,213.00

Total Liabilities		$14,937,213.00
Equity
APIC		28,000,000.00

	Total
APIC - Retained Earnings		-44,838,453.00
Opening Balance Equity		1.00
Retained Earnings		298,985.33
Net Income		-751.86

Total Equity	-$	16,540,218.53

TOTAL LIABILITIES AND EQUITY	-$	1,603,005.53

In re	Diversified Builder Services, Inc.	Case No.	08-13129
		Reporting Period:	1/1/12 - 1/31/12

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.	08-13129
Debtor	1/1/12-1/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$4,300,000.00
- Amounts charged off during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$4,300,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$4,300,000.00
Total Accounts Receivable	$4,300,000.00
Amount considered uncollectible (Bad Debt)	$2,579,081.00
Accounts Receivable (Net)	$1,720,911.00

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	1/1/12 - 1/31/12

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	February 15, 2012 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$21,555.70				$21,555.70		$25,725.04
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.34				$0.34		$269.68
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$4,225.00
COURT COSTS
TOTAL DISBURSEMENTS	$325.34				$325.34		$4,494.68
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($325.34)				($325.34)		($4,494.68)
CASH - END OF MONTH	$21,230.36				$21,230.36		$21,230.36

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$325.34
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$325.34

Account 8192

Account Name PFF Real Estate Services, Inc.

Reconciliation As of Date 1/31/12

Balance per Bank				$21,555.36
Deposits in Transit

Date		Amount
	Total
Outstanding Checks
Check # 1014		Amount	$325.00
	Total			($325.00)

Other (List)

Balance per Books				$21,230.36

In re PFF Real Estate Services, Inc.	Case No.	08-13130
	Reporting Period:	1/1/12 - 1/31/12

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	8192
	01 01 149 01 M0000 E#	0
CUSTOMER CONNECTION	Last Statement:	12/30/2011
BANK OF AMERICA, N.A.	This Statement:	01/31/2012
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
	Bankruptcy Case Number: 0813130

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 12/31/2011 – 01/31/2012		Statement Beginning Balance	$21,555.53
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$0.17
		Statement Ending Balance	$21,555.36
Number of Enclosures	0
		Service Charge	$0.17

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/31		$0.17	FDIC ASSESSMENT

Daily Balances
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/30	$21,555.53	$21,555.53	01/31	$21,555.36	$21,555.36

	Account Number	8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	0
BANK OF AMERICA, N.A.	Last Statement:	12/30/2011
DALLAS, TEXAS 75283-2406	This Statement:	01/31/2012

	Customer Service
	1-800-342-7722

PFF REAL ESTATE SERVICES, INC.
	Page 2 of 2

	Bankruptcy Case Number: 0813130

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.

Transaction Detail by Account

January 2012

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	01/03/2012	Journal Entry	56			-SPLIT-	-0.17	-0.17
	01/27/2012	Journal Entry	57			-SPLIT-	-325.00	-325.17
	01/31/2012	Journal Entry	58			-SPLIT-	-0.17	-325.34

Total for B of A Checking							-325.34
Bank Charges
	01/03/2012	Journal Entry	56			-SPLIT-	0.17	0.17
	01/31/2012	Journal Entry	58			-SPLIT-	0.17	0.34

Total for Bank Charges							0.34
U S Trustee
	01/27/2012	Journal Entry	57			-SPLIT-	325.00	325.00

Total for U S Trustee							325.00

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/03/2012

Account	Debit	Credit
Bank Charges	$0.17
B of A Checking		$0.17

Totals	$0.17	$0.17

Memo: B of A – Dec

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/27/2012

Account	Debit	Credit
US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00

Memo: Q4 ‘11

Journal Entry
		Adjusting Journal Entry: Recent
Date: 01/31/2012

Account	Debit	Credit
Bank Charges	$0.17
B of A Checking		$0.17

Totals	$0.17	$0.17

Memo: B of A – Jan

PFF Real Estate Services, Inc.

Profit & Loss

January 2012

	Total
Income
Total Income
Expenses
Bank Charges		0.34
U S Trustee		325.00

Total Expenses		$325.34

Net Operating Income	-$	325.34

Net Income	-$	325.34

PFF Real Estate Services, Inc.

Profit & Loss

December 5, 2008 – January 31, 2012

	Total
Income
Total Income
Expenses
Bank Charges		269.68
U S Trustee		4,225.00

Total Expenses		$4,494.68

Net Operating Income	-$	4,494.68
Other Income
Other Income		0.04

Total Other Income		$0.04

Net Other Income		$0.04

Net Income	-$	4,494.64

PFF Real Estate Services, Inc.

Balance Sheet

As of January 31, 2012

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	21,230.36
PFF Checking	0.00

Total Bank Accounts	$21,230.36

Total Current Assets	$21,230.36

TOTAL ASSETS	$21,230.36

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC - Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-4,169.13
Net Income	-325.51

Total Equity	$21,230.36

TOTAL LIABILITIES AND EQUITY	$21,230.36

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	1/1/12 - 1/31/12

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services,Inc.	08-13130
Debtor	1/1/12 – 1/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X